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                                                                 EXECUTION COPY


                               SECOND AMENDMENT TO
                     AMENDED AND RESTATED SERIES 1997-1 (*)
                                   SUPPLEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED SERIES 1997-1 SUPPLEMENT, dated as of February 9, 2000 (the "Second Amendment"), is entered into by and among WLFC FUNDING CORPORATION, as issuer (the "Issuer") and THE BANK OF NEW YORK, as indenture trustee (the "Indenture"). Capitalized terms used and not otherwise defined herein are used as defined in the Supplement (as defined below).

         WHEREAS, the parties hereto entered into that certain Amended and Restated Series 1997-1 Supplement, dated as of February 11, 1999, as amended by the First Amendment, dated as of May 12, 1999 (the "Supplement"); and

         WHEREAS, the parties hereto desire to amend the Supplement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1.        AMENDMENTS.

         (a) The definition of "Conversion Date" in Section 1.1 of the Supplement is hereby modified, amended and restated to read in its entirety as follows:

                  "CONVERSION DATE means the Payment Date occurring on February 9, 2001; PROVIDED, HOWEVER, that such Conversion Date may be extended annually by the Issuer for one year periods if approved by all of the Holders of the Class A Notes."

         (b)      The first paragraph of the definition of "Eligible Engine" in
Section 1.1 of the Supplement is hereby modified, amended and restated to read in its entirety as follows:


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(*)  Portions of the material in this Exhibit have been redacted pursuant to a request for confidential treatment and the redacted material has been filed separately with the Commission. An asterisk has been placed in the precise places in this Agreement where we have redacted information and the asterisk is keyed to a legend which states that the material has been omitted pursuant to a request for confidential treatment.

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                  ""ELIGIBLE ENGINE" means any Engine that, individually or when considered with all Eligible Engines then owned (either directly or beneficially) by Issuer, as applicable, shall comply with each of the following requirements, unless any of such requirements is waived in writing by the Deal Agent:"

         (c)      Clauses (6) and (8) of the definition of "Eligible Lease" in
Section 1.1 of the Supplement are hereby modified, amended and restated to read in their entirety as follows:

                  "(6) LEGAL CAPACITY. The Lessee had the legal capacity to execute such Lease Agreement and the Seller or the Owner Trustee, as applicable, had the legal capacity to execute such Lease Agreement or the related acquisition documentation, as the case may be;

                  (8) NO CONSENT. No Lease Agreement requires the prior written consent of a Lessee or contains another restriction relating to the transfer or assignment of such Lease Agreement by Seller, the Owner Trustee or the Issuer (except such consent as have been obtained or restrictions satisfied on or prior to the related Transfer Date);"

         (d) The following clause (16) is added to the end of the definition of "Eligible Lease" contained in Section 1.1 of the Supplement as follows:

                  "(16) if the Lessee of such Engine is domiciled or principally located in a non-U.S. jurisdiction, (a) such Engine shall be owned by and leased from an Owner Trustee (acting under a Trust Agreement), (b) such Owner Trustee shall have executed and delivered to the Administrative Agent an Owner Trustee Guaranty, (c) such Owner Trustee shall have executed and delivered to the Administrative Agent an Owner Trustee Mortgage covering, among other things, such Engine and Lease Agreement, and (d) the Issuer shall have executed and delivered to the Administrative Agent a Beneficial Interest Pledge Agreement covering, among other things, Issuer's beneficial interest in the Owner Trust, PROVIDED that this clause (16) shall only apply to Subsequent Lease Transactions."

         (e) The definition of "Series 1997-1 Transaction Documents" is hereby modified, amended and restated to read in its entirety as follows:

                  "SERIES 1997-1 TRANSACTION DOCUMENTS means any and all of the Indenture, this Supplement, the Series 1997-1 Notes, the Servicing Agreement, the Contribution and Sale Agreement, the Class A Note Purchase Agreement, the Administration Agreement, each Beneficial Interest Pledge Agreement, each Owner Trustee Guaranty, each Owner Trustee Mortgage, each Trust Agreement and any and all other agreements, documents and instruments executed and delivered by or on behalf or in support of Issuer with respect to the issuance and sale of the Series 1997-1 Notes, as any of the foregoing may from time to time be amended, modified, supplemented or renewed."


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         (f)      The following definitions are hereby added in their entirety to Section 1.1 of the Supplement:

                  ""AMENDMENT DATE" shall mean the date on which this Second Amendment shall become effective.

                  "OWNER TRUST" shall have the meaning set forth in Section 5.2.

                  "SUBSEQUENT LEASE TRANSACTIONS" shall mean those Leases of any Engine, which Leases shall, on or after the Amendment Date, be added to the Borrowing Base; PROVIDED, HOWEVER, that Subsequent Lease Transactions shall not include those involving LOT and those approved by the Deal Agent."

         (g) The following definitions are hereby added in their entirety to Schedule 1 of the Supplement:

                  "Developed Asia/Pacific Rim" means the following countries:
                  Australia, Fiji, Hong Kong, Japan, New Zealand, Singapore and Taiwan.

                  "Developed Europe" means the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Malta, Norway, Portugal, Spain, Sweden, Switzerland, The Netherlands and the United Kingdom.

                  "Emerging Africa/Middle East/Europe" means the following countries: Hungary, Poland, Bahrain, Israel, Qatar, South Africa and Turkey.

                  "Emerging Asia" means the following countries: China, Indonesia, Korea, Malaysia, Philippines and Thailand.

                  "Emerging Latin/South America" means the following countries:
                  Argentina, Aruba, Brazil, Chile, Columbia, Jamaica and Mexico.

                  "Emerging Market" means Emerging Latin/South America, Emerging Asia and Emerging Africa/Middle East/Europe.

         (h) The definition of "Single Lessee Percentage" in Schedule 1 of the Supplement is hereby amended and restated to read in its entirety as follows:

                  "Single Lessee Percentage" means(*); PROVIDED, HOWEVER, that if a Lessee is located in an Emerging Market, the Single Lessee Percentage shall mean(*).

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(*)  This redacted material has been omitted pursuant to a request for confidential treatment and the material has been filed separately with the Commission.




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         (i)      Section 3 in Schedule 1 of the Supplement is hereby amended and restated to read in its entirety as follows:

                  "Section 3:  Geographic Concentration Table"

------------------------------------------------------------ ---------------------------------------------------------
                     GEOGRAPHIC REGION                                    MAXIMUM GEOGRAPHIC PERCENTAGE

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Emerging Africa/Middle East/Europe                                                        *%
------------------------------------------------------------ ---------------------------------------------------------
Emerging Asia                                                                             *%
------------------------------------------------------------ ---------------------------------------------------------
China                                                                                     *%
------------------------------------------------------------ ---------------------------------------------------------
Developed Asia/Pacific Rim                                                                *%
------------------------------------------------------------ ---------------------------------------------------------
Developed Europe                                                                          *%
------------------------------------------------------------ ---------------------------------------------------------
North America                                                                             *%
------------------------------------------------------------ ---------------------------------------------------------
Emerging Latin/South America                                                              *%
------------------------------------------------------------ ---------------------------------------------------------
Emerging Markets                                                                          *%
------------------------------------------------------------ ---------------------------------------------------------

         (j) The following provision is added in its entirety to the end of the last sentence of Section 4.8 of the Supplement:

                  "PROVIDED, HOWEVER, that this requirement shall not apply to Subsequent Lease Transactions."

         (k) Clauses (f) (i) and (j) of Section 5.2 of the Supplement is hereby modified, amended and restated in their entirety as follows:

                  "(f) SECURITY DOCUMENTS. All UCC financing statements, documents of similar import in other jurisdictions, including the documents required to be filed in connection with the Owner Trust, and other documents reasonably requested by Series 1997-1 Noteholders shall have been delivered to the Deal Agent.

                  (i) PERFECTED SECURITY INTEREST. The Deal Agent shall have received evidence to its satisfaction that the Indenture Trustee has (or upon Funding, will have) a first priority security in each Engine, and related Lease Agreements that will be the subject of such Loan; PROVIDED, HOWEVER, that if the applicable laws of any jurisdiction in which an Engine is required to be registered does not provide for a means to obtain such first priority security, then the Issuer shall provide additional assurances satisfactory to the Purchasers. Notwithstanding the foregoing, for all Subsequent Lease Transactions involving an Engine that is covered by the laws of a foreign jurisdiction: (i) the Engine will be owned by an owner trust that is

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(*) This redacted material has been omitted pursuant to a request for confidential treatment and the material has been filed separately with the Commission.

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                  established solely to hold such assets and the related leases in connection with the Indenture (the "Owner Trust"), (ii) the Issuer will be the sole beneficiary of the Trust Estate (as that term is defined in the Trust Agreement), and (iii) the Issuer hereby grants a security interest in its beneficial interest in the Trust Estate to the Indenture Trustee, PROVIDED, HOWEVER, that the Deal Agent can, in its discretion, allow a transaction covered by a foreign jurisdiction to not use an Owner Trust structure.

                  (j) APPRAISAL. The Deal Agent shall have received an Appraisal in form, scope and for a value satisfactory to the Deal Agent with respect to each Engine that will be the subject of such Loan."

         (l) The following subsections are hereby added in their entirety to the end of Section 5.2 of the Supplement:

                  "(z) CARGO-ONLY CARRIERS. After giving effect to the transfer of Engines on any Transfer Date, the percentage of Engines leased to cargo-only carriers shall not exceed (*)of all Eligible Engines.

                  (aa) OWNER TRUSTEE DOCUMENTS. The Deal Agent shall have received (i) a copy of the resolutions of the Board of Directors of the Owner Trustee, in its individual capacity, certified by the Secretary or an Assistant Secretary of the Owner Trustee, duly authorizing the execution, delivery and performance by the Owner Trustee of each of the Related Documents to which the Owner Trustee is or will be a party;
                  (ii) an incumbency certificate of Owner Trustee, as to the persons authorized to execute and deliver the Loan Documents to which it is or will be a party and the signatures of such person or persons; and (iii) a legal opinion of counsel to the Owner Trustee with respect to the due authorization, execution and delivery by the Owner Trustee of the Loan Documents to which it is or will be a party."

         (m) Section 7.1(5) of the Supplement is hereby amended and restated to read as follows:

                  "(5) The Asset Base shall be less than or equal to $60,000,000"

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(*)  This redacted material has been omitted pursuant to a request for confidential treatment and the material has been filed separately with the Commission.

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         (n)      The following clause is hereby added in its entirety to the end of Section 7.1 of the Supplement:

                  "(8) Outstandings exceed *% of the aggregate Appraised Values of each Eligible Engine."

         SECTION 2. SUPPLEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, the Supplement shall remain in full force and effect. All references to the Supplement shall be deemed to mean the Supplement as modified hereby. This Second Amendment shall not constitute a novation of the Supplement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Supplement, as amended by this Second Amendment, as though such terms and conditions were set forth herein.

         SECTION 3.        MISCELLANEOUS.

         (a) This Second Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Second Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Second Amendment may not be amended or otherwise modified except as provided in the Supplement.

         (d) THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

         (e) First Union Securities, Inc. certifies by acknowledgment hereof that it is the sole Noteholder.

                  [Remainder of Page Intentionally Left Blank]
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*    This redacted material has been omitted pursuant to a request for confidential treatment and the material has been filed separately with the Commission.

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         IN WITNESS WHEREOF, the parties have caused this Second Amendment to the Amended and Restated Series 1997-1 Supplement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                WLFC FUNDING CORPORATION

                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------
                                THE BANK OF NEW YORK, as indenture trustee

                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------

                                THE BANK OF NEW YORK, as securities intermediary

                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------

Consented and agreed to:

FIRST UNION SECURITIES, INC.,
         as the sole Noteholder on
         behalf of the Purchasers

By:
   ---------------------------
  Title:


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